COMPANY CONTACT

Sean Mahoney
(240) 744-1150

FOR IMMEDIATE RELEASE

DIAMONDROCK HOSPITALITY COMPANY REPORTS SECOND QUARTER 2016 RESULTS

BETHESDA, Maryland, Friday, August 5, 2016 – DiamondRock Hospitality Company (the “Company”) (NYSE: DRH), a lodging-focused real estate investment trust that owns a portfolio of 26 premium hotels in the United States, today announced results of operations for the quarter ended June 30, 2016.

Second Quarter 2016 Highlights

•	Net Income: Net income was $44.2 million and earnings per diluted share was $0.22.

•	Comparable RevPAR: RevPAR was $197.52, a 0.8% increase from the comparable period of 2015.

•	Comparable Hotel Adjusted EBITDA Margin: Hotel Adjusted EBITDA margin was 35.85%, an increase of 11 basis points from the comparable period of 2015.

•	Adjusted EBITDA: Adjusted EBITDA was $84.1 million, an increase of 3.7% from 2015.

•	Adjusted FFO: Adjusted FFO was $63.1 million and Adjusted FFO per diluted share was $0.31.

•	Credit Facility: The Company amended its senior unsecured revolving credit facility, increasing the capacity to $300 million, decreasing pricing and extending the maturity date to May 2020.

•	Term Loan: The Company closed on a new five-year $100 million senior unsecured term loan.

•	Courtyard Fifth Avenue Loan Repayment: The Company repaid the $48.1 million mortgage loan secured by the Courtyard Fifth Avenue.

•	Hotel Dispositions: The Company sold the Orlando Airport Marriott for proceeds of approximately $67 million and the Hilton Minneapolis for proceeds of approximately $143 million.

•	Dividends: The Company declared a dividend of $0.125 per share during the second quarter, which was paid on July 12, 2016.
Recent Developments

•	Hotel Disposition: The Company sold the Hilton Garden Inn Chelsea/New York City for proceeds of approximately $65 million on July 7, 2016.
Mark W. Brugger, President and Chief Executive Officer of DiamondRock Hospitality Company, stated, "The Company has successfully executed on our strategic priority of increasing liquidity and financial flexibility, with $400 million in financing activity and approximately $275 million in hotel dispositions in recent months. We expect to end the year with over $200 million in corporate cash, no outstanding borrowings on our credit facility and a net debt to Adjusted EBITDA ratio of 2.7 times. We are well positioned to deploy capital opportunistically in response to future market dislocations, including through share repurchases. During the second quarter, our team and operators were highly effective in identifying cost efficiencies that resulted in an impressive Hotel Adjusted

EBITDA margin of 36 percent. The continued benefit of these same initiatives enables the Company to maintain Adjusted EBITDA and Adjusted FFO guidance despite our more cautious outlook for revenue growth on weaker business travel trends.”
Operating Results
Please see “Non-GAAP Financial Measures” attached to this press release for an explanation of the terms “EBITDA,” “Adjusted EBITDA,” “Hotel Adjusted EBITDA Margin,” “FFO” and “Adjusted FFO”and a reconciliation of these measures to net income. Comparable operating results include our 2015 acquisitions for all periods presented and exclude our 2016 dispositions for all periods presented. See “Reconciliation of Comparable Operating Results” attached to this press release for a reconciliation to historical amounts.

For the quarter ended June 30, 2016, the Company reported the following:

	Second Quarter
	2016	2015	Change
Comparable Operating Results (1) (2)
ADR	$231.31	$232.75	-0.6%
Occupancy	85.4%	84.2%	1.2 percentage points
RevPAR	$197.52	$195.98	0.8%
Revenues	$232.5 million	$229.6 million	1.2%
Hotel Adjusted EBITDA Margin	35.85%	35.74%	11 basis points

Actual Operating Results
Revenues	$256.7 million	$249.8 million	2.8%
Net income	$44.2 million	$24.8 million	$19.4 million
Earnings per diluted share	$0.22	$0.12	$0.10
Adjusted EBITDA	$84.1 million	$81.1 million	$3.0 million
Adjusted FFO	$63.1 million	$61.5 million	$1.6 million
Adjusted FFO per diluted share	$0.31	$0.31	$0.00

(1) The amounts for all periods presented exclude the three hotels sold during 2016: Orlando Airport Marriott, Hilton Minneapolis and Hilton Garden Inn Chelsea.
(2) The 2015 amounts include pre-acquisition operating results for the Sheraton Suites Key West from April 1, 2015 to June 29, 2015 in order to reflect the period in 2015 comparable to our ownership period in 2016. The pre-acquisition operating results were obtained from the respective sellers of the hotels during the acquisition due diligence process. We have made no adjustments to the amounts provided to us by the respective sellers. The pre-acquisition operating results were not audited or reviewed by the Company's independent auditors.

For the six months ended June 30, 2016, the Company reported the following:

	Year to Date
	2016	2015	Change
Comparable Operating Results (1)(2)
ADR	$224.26	$222.90	0.6%
Occupancy	79.3%	80.3%	-1.0 percentage points
RevPAR	$177.81	$179.05	-0.7%
Revenues	$424.5 million	$424.9 million	-0.1%
Hotel Adjusted EBITDA Margin	31.88%	31.64%	24 basis points

Actual Operating Results
Revenues	$469.7 million	$458.7 million	2.4%
Net income	$61.0 million	$35.5 million	$25.5 million
Earnings per diluted share	$0.30	$0.18	$0.12
Adjusted EBITDA	$134.5 million	$129.6 million	$4.9 million
Adjusted FFO	$105.9 million	$99.2 million	$6.7 million
Adjusted FFO per diluted share	$0.52	$0.49	$0.03

(1) The amounts for all periods presented exclude the three hotels sold during 2016: Orlando Airport Marriott, Hilton Minneapolis and Hilton Garden Inn Chelsea.
(2) The 2015 amounts include pre-acquisition operating results for the Shorebreak Hotel from January 1, 2015 to February 5, 2015 and Sheraton Suites Key West from January 1, 2015 to June 29, 2015 in order to reflect the period in 2015 comparable to our ownership period in 2016. The pre-acquisition operating results were obtained from the respective sellers of the hotels during the acquisition due diligence process. We have made no adjustments to the amounts provided to us by the respective sellers. The pre-acquisition operating results were not audited or reviewed by the Company's independent auditors.

Hotel Dispositions

As previously announced, the Company has sold three hotels in 2016 for total consideration of approximately $275 million.

•
Orlando Airport Marriott: On June 8, 2016, the Company sold the 485-room Orlando Airport Marriott for total consideration of approximately $67 million, which included payment for the hotel's replacement reserve, and recognized a pre-tax gain of $3.4 million.

•	Hilton Minneapolis: On June 30, 2016, the Company sold the 821-room Hilton Minneapolis for total consideration of approximately $143 million and recognized a gain of pre-tax $4.7 million.

•
Hilton Garden Inn Chelsea / New York City: On July 7, 2016, the Company sold the 169-room Hilton Garden Inn Chelsea July 7, 2016 for $65 million. The Company expects to record a gain on the sale of the hotel.

Financing Activity
On May 3, 2016, the Company amended its senior unsecured revolving credit facility to increase the capacity to $300 million, decrease pricing and extend the maturity date to May 2020. The new facility also includes an accordion feature to expand up to $600 million, subject to lender consent. The interest rate on the new facility is based on a pricing grid ranging from 150 to 225 basis points over LIBOR, based on the Company’s leverage ratio. The interest rate is currently 150 basis points over LIBOR. The Company also lowered the unused facility fees and modified certain financial covenants.

On May 3, 2016, the Company also entered into a new five-year $100 million senior unsecured term loan. The interest rate on the term loan is based on a pricing grid ranging from 145 to 220 basis points over LIBOR, based on the Company’s leverage ratio. The interest rate is currently 145 basis points over LIBOR. The proceeds were used to repay $55 million of borrowings outstanding on its senior unsecured credit facility as well as the repayment of the $48.1 mortgage loan secured by the Courtyard Manhattan Fifth Avenue.
Capital Expenditures

The Company spent approximately $54.1 million on capital improvements during the six months ended June 30, 2016, primarily related to the second phase of the Chicago Marriott Downtown renovation, the first phase of the renovation of The Gwen and the Worthington Renaissance guest room renovation. As a result of the three dispositions and fewer planned renovations by the end of 2016, the Company is lowering its anticipated capital expenditures to $135 million. Previously, the Company expected to spend approximately $150 million on capital improvements at its hotels in 2016. Significant projects in 2016 include:

•
The Gwen, a Luxury Collection Hotel: The Company rebranded the Conrad Chicago to Starwood's Luxury Collection on September 1, 2015. The renovation work associated with the brand conversion will be completed in two phases. The first phase, consisting of the lobby, rooftop bar and other public spaces, was completed in May 2016. The second phase of the renovation, consisting of the guest rooms, is expected to be completed during the seasonally slow winter season beginning in late 2016.

•
Chicago Marriott Downtown: The second and largest phase of the multi-year renovation was completed early in the second quarter. This phase included the upgrade of approximately 460 rooms and a new state-of-the-art fitness center. The remaining guest rooms will be renovated during the seasonally slow winter months over the next two years.

•	The Lodge at Sonoma: The Company expects to renovate the guest rooms at the hotel during the seasonally slow period during late 2016 and early 2017.

•	Charleston Renaissance: The Company expects to renovate the guest rooms at the hotel commencing in the fourth quarter of 2016.

•	Worthington Renaissance: The Company has commenced the guest room renovation at the hotel and expects to complete the project by the end of 2016.

Balance Sheet

As of June 30, 2016, the Company had $166.5 million of unrestricted cash on hand and approximately $0.9 billion of total debt, which consisted of property-specific mortgage debt and $100.0 million of borrowings on its term loan. The Company expects to end the year with over $200 million in unrestricted cash, approximately $0.9 billion of total debt and no outstanding borrowings on its senior unsecured credit facility

Share Repurchase Program

The Company's Board of Directors authorized a $150 million share repurchase program during 2015. Repurchases under this program will be made in open market or privately negotiated transactions from time to time and in such amounts as market conditions warrant, and subject to regulatory considerations. The Company has not repurchased any shares of its common stock since the program started.

Dividends

The Company’s Board of Directors declared a quarterly dividend of $0.125 per share to stockholders of record as of June 30, 2016. The dividend was paid on July 12, 2016.

Outlook and Guidance
The Company is providing annual guidance for 2016, but does not undertake to update it for any developments in its business.  Achievement of the anticipated results is subject to the risks disclosed in the Company’s filings with the

U.S. Securities and Exchange Commission.  Comparable RevPAR assumes that all of the Company's 26 hotels were owned since January 1, 2015.

The Company is updating its full year 2016 Adjusted EBITDA and Adjusted FFO guidance to reflect the dispositions of the Orlando Airport Marriott, Minneapolis Hilton and Hilton Garden Inn Chelsea. The Company now expects modestly lower travel demand for the remainder of 2016, particularly in the transient segment. Based on this outlook, the Company now expects flat to 1 percent of RevPAR growth for the full year 2016. This level of portfolio RevPAR growth, combined with the continuing implementation of cost containment measures, is expected to generate Adjusted EBITDA and Adjusted FFO in the prior guidance range.

	Previous Guidance		Reduction for Dispositions	Current Guidance
Metric	Low End	High End		Low End	High End

Comparable RevPAR Growth	2 percent	4 percent		0 percent	1 percent
Adjusted EBITDA	$265 million	$278 million	$15 million	$250 million	$263 million
Adjusted FFO	$211 million	$221 million	$12 million	$199 million	$209 million
Adjusted FFO per share (based on 201.8 million shares)	$1.04 per share	$1.09 per share	$0.05 per share	$0.99 per share	$1.04 per share

The Company expects approximately 24.5% to 25.5% of its full year 2016 Adjusted EBITDA to be earned during the third quarter of 2016.

If any of the foregoing estimates and assumptions prove to be inaccurate, actual results, including the guidance, may vary from the amounts shown above.

Selected Quarterly Comparable Operating Information

The following table is presented to provide investors with selected quarterly comparable operating information for 2015 and 2016 year-to-date. The operating information is for the Company's 26 hotels currently owned and assumes each of the hotels were owned since January 1, 2015.

	Quarter 1, 2015	Quarter 2, 2015	Quarter 3, 2015	Quarter 4, 2015	Full Year 2015
ADR	$211.89	$232.75	$223.34	$227.67	$224.17
Occupancy	76.4%	84.2%	83.4%	77.0%	80.3%
RevPAR	$161.88	$195.98	$186.31	$175.30	$179.94
Revenues (in thousands)	$195,263	$229,647	$214,144	$208,741	$847,795
Hotel Adjusted EBITDA (in thousands)	$52,351	$82,072	$68,300	$65,624	$268,347
% of full Year	19.5%	30.6%	25.5%	24.4%	100.0%
Hotel Adjusted EBITDA Margin	26.81%	35.74%	31.89%	31.44%	31.65%
Available Rooms	845,504	857,479	867,904	867,468	3,438,355

	Quarter 1, 2016	Quarter 2, 2016	YTD 2016
ADR	$216.03	$231.31	$224.26
Occupancy	73.2%	85.4%	79.3%
RevPAR	$158.08	$197.52	$177.81
Revenues (in thousands)	$192,034	$232,500	$424,534
Hotel Adjusted EBITDA (in thousands)	$51,968	$83,362	$135,330
Hotel Adjusted EBITDA Margin	27.06%	35.85%	31.88%
Available Rooms	858,039	858,767	1,716,806
Earnings Call
The Company will host a conference call to discuss its second quarter results on Friday, August 5, 2016, at 9:00 a.m. Eastern Time (ET). To participate in the live call, investors are invited to dial 888-310-1786 (for domestic callers) or 330-863-3357 (for international callers). The participant passcode is 44940565. A live webcast of the call will be available via the investor relations section of DiamondRock Hospitality Company’s website at www.drhc.com or www.earnings.com. A replay of the webcast will also be archived on the website for one week.

About the Company
DiamondRock Hospitality Company is a self-advised real estate investment trust (REIT) that is an owner of a leading portfolio of geographically diversified hotels concentrated in top gateway markets and destination resort locations. The Company owns 26 premium quality hotels with over 9,400 rooms. The Company has strategically positioned its hotels to be operated both under leading global brands such as Hilton, Marriott, and Westin and boutique hotels in the lifestyle segment. For further information on the Company and its portfolio, please visit DiamondRock Hospitality Company’s website at www.drhc.com.

This press release contains forward-looking statements within the meaning of federal securities laws and regulations. These forward-looking statements are identified by their use of terms and phrases such as “believe,” “expect,” “intend,” “project,” “forecast,” “plan” and other similar terms and phrases, including references to assumptions and forecasts of future results. Forward-looking statements are not guarantees of future performance and involve known and unknown risks, uncertainties and other factors which may cause the actual results to differ materially from those anticipated at the time the forward-looking statements are made. These risks include, but are not limited to: national and local economic and business conditions, including the potential for additional terrorist attacks, that will affect occupancy rates at the Company’s hotels and the demand for hotel products and services; operating risks associated with the hotel business; risks associated with the level of the Company’s indebtedness; relationships with property managers; the ability to compete effectively in areas such as access, location, quality of accommodations and room rate structures; changes in travel patterns, taxes and government regulations which influence or determine wages, prices, construction procedures and costs; and other risk factors contained in the Company’s filings with the Securities and Exchange Commission. Although the Company believes the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that the expectations will be attained or that any deviation will not be material. All information in this release is as of the date of this release, and the Company undertakes no obligation to update any forward-looking statement to conform the statement to actual results or changes in the Company’s expectations.

DIAMONDROCK HOSPITALITY COMPANY
CONSOLIDATED BALANCE SHEETS
(in thousands, except share and per share amounts)
(unaudited)

	June 30, 2016	December 31, 2015
ASSETS
Property and equipment, net	$2,641,298	$2,882,176
Assets held for sale	62,035	—
Restricted cash	45,644	59,339
Due from hotel managers	90,839	86,698
Favorable lease assets, net	18,138	23,955
Prepaid and other assets (1)	52,494	46,758
Cash and cash equivalents	166,548	213,584
Total assets	$3,076,996	$3,312,510
LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Mortgage debt, net of unamortized debt issuance costs	$825,995	$1,169,749
Term loan, net of unamortized debt issuance costs	99,299	—
Senior unsecured credit facility	—	—
Total debt	925,294	1,169,749

Deferred income related to key money, net	21,485	23,568
Unfavorable contract liabilities, net	73,601	74,657
Deferred ground rent	77,572	70,153
Due to hotel managers	59,579	65,350
Dividends declared and unpaid	25,583	25,599
Liabilities of assets held for sale	1,137	—
Accounts payable and accrued expenses (2)	54,981	58,829
Total other liabilities	313,938	318,156
Stockholders’ Equity:
Preferred stock, $0.01 par value; 10,000,000 shares authorized; no shares issued and outstanding	—	—
Common stock, $0.01 par value; 400,000,000 shares authorized; 200,888,710 and 200,741,777 shares issued and outstanding at June 30, 2016 and December 31, 2015, respectively	2,009	2,007
Additional paid-in capital	2,059,760	2,056,878
Accumulated deficit	(224,005)	(234,280)
Total stockholders’ equity	1,837,764	1,824,605
Total liabilities and stockholders’ equity	$3,076,996	$3,312,510

(1) Includes $34.0 million of deferred tax assets, $9.7 million and $7.6 million of prepaid expenses, and $8.8 million and $5.2 million of other assets as of June 30, 2016 and December 31, 2015, respectively.

(2) Includes $21.2 million of deferred tax liabilities, $12.0 million and $13.3 million of accrued property taxes, $6.2 million and $11.6 million of accrued capital expenditures, and $15.6 million and $12.7 million of other accrued liabilities as of June 30, 2016 and December 31, 2015, respectively.

DIAMONDROCK HOSPITALITY COMPANY
CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2016	2015	2016	2015
Revenues:
Rooms	$186,113	$181,563	$335,556	$326,199
Food and beverage	57,407	56,073	107,781	108,406
Other	13,144	12,165	26,361	24,084
Total revenues	256,664	249,801	469,698	458,689
Operating Expenses:
Rooms	43,257	41,993	81,971	80,457
Food and beverage	35,265	35,355	68,615	70,901
Management fees	8,772	8,903	15,381	15,103
Other hotel expenses	79,524	77,546	158,453	154,052
Depreciation and amortization	25,005	25,574	50,126	49,911
Hotel acquisition costs	—	260	—	492
Corporate expenses	6,736	6,331	12,736	11,741
Impairment losses	—	9,675	—	10,461
Total operating expenses, net	198,559	205,637	387,282	393,118
Operating profit	58,105	44,164	82,416	65,571

Interest and other income, net	(68)	(227)	(118)	(354)
Interest expense	11,074	12,838	22,738	26,056
Gain on sales of hotel properties	(8,121)	—	(8,121)	—
Total other expenses, net	2,885	12,611	14,499	25,702
Income before income taxes	55,220	31,553	67,917	39,869
Income tax expense	(11,045)	(6,731)	(6,964)	(4,405)
Net income	$44,175	$24,822	$60,953	$35,464
Earnings per share:
Basic earnings per share	$0.22	$0.12	$0.30	$0.18
Diluted earnings per share	$0.22	$0.12	$0.30	$0.18

Weighted-average number of common shares outstanding:
Basic	201,273,767	200,830,064	201,133,321	200,738,301
Diluted	201,827,384	201,142,747	201,768,451	201,115,115

Non-GAAP Financial Measures

We use the following non-GAAP financial measures that we believe are useful to investors as key measures of our operating performance: EBITDA, Adjusted EBITDA, Hotel EBITDA, Hotel Adjusted EBITDA, FFO and Adjusted FFO. These measures should not be considered in isolation or as a substitute for measures of performance in accordance with GAAP. EBITDA, Adjusted EBITDA, Hotel EBITDA, Hotel Adjusted EBITDA, FFO and Adjusted FFO, as calculated by us, may not be comparable to other companies that do not define such terms exactly as the Company.

Use and Limitations of Non-GAAP Financial Measures

Our management and Board of Directors use EBITDA, Adjusted EBITDA, Hotel EBITDA, Hotel Adjusted EBITDA, FFO and Adjusted FFO to evaluate the performance of our hotels and to facilitate comparisons between us and other lodging REITs, hotel owners who are not REITs and other capital intensive companies. The use of these non-GAAP financial measures has certain limitations. These non-GAAP financial measures as presented by us, may not be comparable to non-GAAP financial measures as calculated by other real estate companies. These measures do not reflect certain expenses or expenditures that we incurred and will incur, such as depreciation, interest and capital expenditures. We compensate for these limitations by separately considering the impact of these excluded items to the extent they are material to operating decisions or assessments of our operating performance. Our reconciliations to the most comparable GAAP financial measures, and our consolidated statements of operations and cash flows, include interest expense, capital expenditures, and other excluded items, all of which should be considered when evaluating our performance, as well as the usefulness of our non-GAAP financial measures.

These non-GAAP financial measures are used in addition to and in conjunction with results presented in accordance with GAAP. They should not be considered as alternatives to operating profit, cash flow from operations, or any other operating performance measure prescribed by GAAP. These non-GAAP financial measures reflect additional ways of viewing our operations that we believe, when viewed with our GAAP results and the reconciliations to the corresponding GAAP financial measures, provide a more complete understanding of factors and trends affecting our business than could be obtained absent this disclosure. We strongly encourage investors to review our financial information in its entirety and not to rely on a single financial measure.

EBITDA and FFO

EBITDA represents net income excluding: (1) interest expense; (2) provision for income taxes, including income taxes applicable to sale of assets; and (3) depreciation and amortization. We believe EBITDA is useful to an investor in evaluating our operating performance because it helps investors evaluate and compare the results of our operations from period to period by removing the impact of our capital structure (primarily interest expense) and our asset base (primarily depreciation and amortization) from our operating results. In addition, covenants included in our debt agreements use EBITDA as a measure of financial compliance. We also use EBITDA as one measure in determining the value of hotel acquisitions and dispositions.

The Company computes FFO in accordance with standards established by NAREIT, which defines FFO as net income determined in accordance with GAAP, excluding gains or losses from sales of properties and impairment losses, plus depreciation and amortization. The Company believes that the presentation of FFO provides useful information to investors regarding its operating performance because it is a measure of the Company's operations without regard to specified non-cash items, such as real estate depreciation and amortization and gain or loss on sale of assets. The Company also uses FFO as one measure in assessing its operating results.

Adjustments to EBITDA and FFO

We adjust EBITDA and FFO when evaluating our performance because we believe that the exclusion of certain additional items described below provides useful supplemental information to investors regarding our ongoing operating performance and that the presentation of Adjusted EBITDA and Adjusted FFO, when combined with GAAP net income, EBITDA and FFO, is beneficial to an investor's complete understanding of our operating performance. We adjust EBITDA and FFO for the following items:

•
Non-Cash Ground Rent: We exclude the non-cash expense incurred from the straight line recognition of rent from our ground lease obligations and the non-cash amortization of our favorable lease assets. We exclude these non-cash items because they do not reflect the underlying operating performance of our hotels.

•
Non-Cash Amortization of Favorable and Unfavorable Contracts: We exclude the non-cash amortization of favorable and unfavorable contract assets recorded in conjunction with certain acquisitions because the non-cash amortization does not reflect the underlying operating performance of our hotels.

•
Cumulative Effect of a Change in Accounting Principle: Infrequently, the Financial Accounting Standards Board (FASB) promulgates new accounting standards that require the consolidated statement of operations to reflect the cumulative effect of a change in accounting principle. We exclude the effect of these adjustments because they do not reflect the underlying performance of the Company for that period.

•
Gains or Losses from Early Extinguishment of Debt: We exclude the effect of gains or losses recorded on the early extinguishment of debt because we believe theses gains or losses do not accurately reflect the underlying performance of the Company.

•	Hotel Acquisition Costs: We exclude hotel acquisition costs expensed during the period because we believe these costs do not reflect the underlying performance of the Company or our hotels.

•
Severance Costs: We exclude corporate severance costs and severance costs at out hotels related to lease terminations because we believe these costs do not reflect the underlying performance of the Company or our hotels.

•
Hotel Manager Transition Costs: We exclude the transition costs associated with a change in hotel manager because we believe these costs do not reflect the underlying performance of our hotels. During the three and six months ended June 30, 2015, we excluded the transition costs associated with the change of hotel managers in connection with the acquisitions of the Westin Fort Lauderdale and the Shorebreak Hotel.

•
Other Items:  From time to time we incur costs or realize gains that we do not believe reflect the underlying performance of the Company or our hotels. Such items may include, but are not limited to, hotel pre-opening costs, lease preparation costs, contract termination fees, gains or losses from legal settlements, bargain purchase gains and gains from insurance proceeds.

In addition, to derive Adjusted EBITDA we exclude gains or losses on dispositions and impairment losses because we believe that including them in EBITDA does not reflect the ongoing performance of our hotels. Additionally, the gains or losses on dispositions and impairment losses represent either accelerated depreciation or excess depreciation in previous periods, and depreciation is excluded from EBITDA.

In addition, to derive Adjusted FFO we exclude any fair value adjustments to debt instruments.

The following tables are reconciliations of our GAAP net income to EBITDA and Adjusted EBITDA (in thousands):

	Three Months Ended June 30,		Six Months Ended June 30,
	2016	2015	2016	2015
Net income	$44,175	$24,822	$60,953	$35,464
Interest expense	11,074	12,838	22,738	26,056
Income tax expense	11,045	6,731	6,964	4,405
Real estate related depreciation and amortization	25,005	25,574	50,126	49,911
EBITDA	91,299	69,965	140,781	115,836
Non-cash ground rent	1,328	1,479	2,662	2,987
Non-cash amortization of favorable and unfavorable contract liabilities, net	(478)	(374)	(956)	(727)
Impairment losses	—	9,675	—	10,461
Gain on sale of hotel properties	(8,121)	—	(8,121)	—
Severance costs (1)	119	—	119	—
Hotel acquisition costs	—	260	—	492
Hotel manager transition costs (2)	—	66	—	534
Adjusted EBITDA	$84,147	$81,071	$134,485	$129,583

(1)	Classified as corporate expenses on the consolidated statements of operations.

(2)	Classified as other hotel expenses on the consolidated statements of operations.

	Full Year 2016 Guidance
	Low End	High End
Net income	$106,881	$117,881
Interest expense	43,000	42,500
Income tax expense	9,500	13,000
Real estate related depreciation and amortization	98,000	97,000
EBITDA	257,381	270,381
Non-cash ground rent	4,800	4,800
Non-cash amortization of favorable and unfavorable contracts, net	(1,800)	(1,800)
Gain on sale of hotel properties	(10,500)	(10,500)
Severance costs	119	119
Adjusted EBITDA	$250,000	$263,000

The following tables are reconciliations of our GAAP net income to FFO and Adjusted FFO (in thousands):

	Three Months Ended June 30,		Six Months Ended June 30,

	2016	2015	2016	2015
Net income	$44,175	$24,822	$60,953	$35,464
Real estate related depreciation and amortization	25,005	25,574	50,126	49,911
Gain on sales of hotel properties, net of income tax	(7,010)	—	(7,010)	—
Impairment losses	—	9,675	—	10,461
FFO	62,170	60,071	104,069	95,836
Non-cash ground rent	1,328	1,479	2,662	2,987
Non-cash amortization of favorable and unfavorable contract liabilities, net	(478)	(374)	(956)	(727)
Hotel acquisition costs	—	260	—	492
Hotel manager transition costs (2)	—	66	—	534
Severance costs (1)	119	—	119	—
Fair value adjustments to debt instruments	4	(14)	18	66
Adjusted FFO	$63,143	$61,488	$105,912	$99,188
Adjusted FFO per diluted share	$0.31	$0.31	$0.52	$0.49

(1)	Classified as corporate expenses on the consolidated statements of operations.

(2)	Classified as other hotel expenses on the consolidated statements of operations.

	Full Year 2016 Guidance
	Low End	High End
Net income	$106,881	$117,881
Real estate related depreciation and amortization	98,000	97,000
Gain on sales of hotel properties, net of income tax	(9,000)	(9,000)
FFO	195,881	205,881
Non-cash ground rent	4,800	4,800
Non-cash amortization of favorable and unfavorable contract liabilities, net	(1,800)	(1,800)
Severance costs	119	119
Adjusted FFO	$199,000	$209,000
Adjusted FFO per diluted share	$0.99	$1.04

Hotel EBITDA and Hotel Adjusted EBITDA
In this release, when we discuss “Hotel Adjusted EBITDA,” we exclude from Hotel EBITDA the non-cash expense incurred by the hotels due to the straight lining of the rent from our ground lease obligations, the non-cash amortization of our favorable and unfavorable contracts, and certain other items as described above. Hotel EBITDA represents hotel net income excluding: (1) interest expense; (2) income taxes; and (3) depreciation and amortization. Hotel Adjusted EBITDA margins are calculated as Hotel Adjusted EBITDA divided by total hotel revenues.

The following table is a reconciliation of our GAAP net income to Hotel EBITDA and Hotel Adjusted EBITDA (in thousands):

	Three Months Ended June 30,		Six Months Ended June 30,
	2016	2015	2016	2015
Net income	$44,175	$24,822	$60,953	$35,464
Interest expense	11,074	12,838	22,738	26,056
Income tax expense	11,045	6,731	6,964	4,405
Real estate related depreciation and amortization	25,005	25,574	50,126	49,911
EBITDA	91,299	69,965	140,781	115,836
Corporate expenses	6,736	6,331	12,736	11,741
Interest and other income, net	(68)	(227)	(118)	(354)
Hotel acquisition costs	—	260	—	492
Gain on sale of hotel properties	(8,121)	—	(8,121)	—
Impairment losses	—	9,675	—	10,461
Hotel EBITDA	89,846	86,004	145,278	138,176
Non-cash ground rent	1,328	1,479	2,662	2,987
Non-cash amortization of favorable and unfavorable contract liabilities, net	(478)	(374)	(956)	(727)
Hotel manager transition costs	—	66	—	534
Hotel Adjusted EBITDA	$90,696	$87,175	$146,984	$140,970

Reconciliation of Comparable Operating Results

The following presents the revenues, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA Margin together with comparable prior year results, which excludes the results for our 2016 dispositions and includes the pre-acquisition results for our 2015 acquisitions (in thousands):

	Three Months Ended June 30,		Six Months Ended June 30,
	2016	2015	2016	2015
Revenues	$256,664	$249,801	$469,698	$458,689
Hotel revenues from prior ownership (1)	—	4,455	—	11,537
Hotel revenues from sold hotels (2)	(24,164)	(24,610)	(45,164)	(45,315)
Comparable Revenues	$232,500	$229,646	$424,534	$424,911

Hotel Adjusted EBITDA	$90,696	$87,175	$146,984	$140,970
Hotel Adjusted EBITDA from prior ownership (1)	—	1,822	—	4,779
Hotel Adjusted EBITDA from sold hotels (2)	(7,334)	(6,925)	(11,654)	(11,326)
Comparable Hotel Adjusted EBITDA	$83,362	$82,072	$135,330	$134,423

Hotel Adjusted EBITDA Margin	35.34%	34.90%	31.29%	30.73%
Comparable Hotel Adjusted EBITDA Margin	35.85%	35.74%	31.88%	31.64%

(1)
Amounts represent the pre-acquisition operating results of the Shorebreak Hotel for the period from January 1, 2015 to February 5, 2015 and the Sheraton Suites Key West for the period from January 1, 2015 to June 29, 2015. The pre-acquisition operating results were obtained from the respective sellers of the hotels during the acquisition due diligence process. We have made no adjustments to the amounts provided to us by the respective sellers. The pre-acquisition operating results were not audited or reviewed by the Company's independent auditors.

(2)	Amounts represent the operating results of the Orlando Airport Marriott, Minneapolis Hilton and Hilton Garden Inn Chelsea.

Comparable Hotel Operating Expenses
The following tables set forth hotel operating expenses for the three and six months ended June 30, 2016 and 2015 for each of the hotels that we owned as of June 30, 2016. Our GAAP hotel operating expenses for the three and six months ended June 30, 2016 consisted of the line items set forth below (dollars in thousands) under the column titled “As Reported.” The amounts reported in this column include amounts that are not comparable period-over-period. In order to reflect the period in 2015 comparable to our ownership period in 2016, the amounts in the column titled “Adjustments for Acquisitions and Dispositions” represent the pre-acquisition operating results of the Shorebreak Hotel for the period from January 1, 2015 to February 5, 2015 and the Sheraton Suites Key West for the period from January 1, 2015 to June 29, 2015 and exclude the operating results of the Orlando Airport Marriott, Minneapolis Hilton and Hilton Garden Inn Chelsea for the time periods presented. We provide this important supplemental information to our investors because this information provides a useful means for investors to measure our operating performance on a comparative basis. See the column titled “Comparable."
These non-GAAP financial measures are used in addition to and in conjunction with results presented in accordance with GAAP in this release. They should not be considered as alternatives to operating profit, cash flow from operations, or any other operating performance measure prescribed by GAAP. These non-GAAP financial measures reflect additional ways of viewing our operations at our hotels that we believe, when viewed with our GAAP results and the reconciliations to the corresponding GAAP financial measures, provide a more complete understanding of factors and trends affecting our business than could be obtained absent this disclosure. We strongly encourage investors to review our financial information in its entirety and not to rely on a single financial measure. In particular, we note the pre-acquisition operating results set forth in the column titled “Adjustments for Acquisitions” were obtained from the respective sellers of the hotels during the acquisition due diligence process. We have made no adjustments to the amounts provided to us by the respective sellers. The pre-acquisition operating results were not audited or reviewed by our independent auditors.

	As Reported			Adjustments for Acquisitions/Dispositions		Comparable
	Three Months Ended June 30,					Three Months Ended June 30,
	2016	2015	% Change	2016	2015	2016	2015	% Change

Rooms departmental expenses	$43,257	$41,993	3.0%	$(3,876)	$(3,242)	$39,381	$38,751	1.6%
Food and beverage departmental expenses	35,265	35,355	(0.3)%	(4,084)	(3,836)	31,181	31,519	(1.1)%
Other direct departmental	3,056	4,202	(27.3)%	(60)	(149)	2,996	4,053	(26.1)%
General and administrative	20,598	18,574	10.9%	(2,059)	(1,779)	18,539	16,795	10.4%
Utilities	6,483	6,541	(0.9)%	(619)	(526)	5,864	6,015	(2.5)%
Repairs and maintenance	9,175	8,913	2.9%	(837)	(673)	8,338	8,240	1.2%
Sales and marketing	16,931	16,881	0.3%	(1,901)	(1,988)	15,030	14,893	0.9%
Franchise fees	5,749	5,228	10.0%	(344)	26	5,405	5,254	2.9%
Base management fees	6,296	6,300	(0.1)%	(678)	(570)	5,618	5,730	(2.0)%
Incentive management fees	2,476	2,603	(4.9)%	6	—	2,482	2,603	(4.6)%
Property taxes	10,656	10,661	—%	(555)	(456)	10,101	10,205	(1.0)%
Ground rent	3,726	3,811	(2.2)%	(1,411)	(1,498)	2,315	2,313	0.1%
Hotel manager transition costs	—	66	(100.0)%	—	—	—	66	(100.0)%
Other fixed expenses	3,150	2,669	18.0%	(173)	(214)	2,977	2,455	21.3%
Total hotel operating expenses	$166,818	$163,797	1.8%	$(16,591)	$(14,905)	$150,227	$148,892	0.9%

	As Reported			Adjustments for Acquisitions/Dispositions		Comparable
	Six Months Ended June 30,					Six Months Ended June 30,
	2016	2015	% Change	2016	2015	2016	2015	% Change

Rooms departmental expenses	$81,971	$80,457	1.9%	$(7,401)	$(5,687)	$74,570	$74,770	(0.3)%
Food and beverage departmental expenses	68,615	70,901	(3.2)%	(8,239)	(7,229)	60,376	63,672	(5.2)%
Other direct departmental	6,156	8,569	(28.2)%	(117)	(224)	6,039	8,345	(27.6)%
General and administrative	40,294	36,087	11.7%	(4,171)	(3,117)	36,123	32,970	9.6%
Utilities	13,295	13,711	(3.0)%	(1,270)	(911)	12,025	12,800	(6.1)%
Repairs and maintenance	18,491	17,991	2.8%	(1,720)	(1,297)	16,771	16,694	0.5%
Sales and marketing	32,615	31,982	2.0%	(3,782)	(3,667)	28,833	28,315	1.8%
Franchise fees	11,037	9,977	10.6%	(573)	318	10,464	10,295	1.6%
Base management fees	11,612	11,399	1.9%	(1,271)	(917)	10,341	10,482	(1.3)%
Incentive management fees	3,769	3,704	1.8%	—	—	3,769	3,704	1.8%
Property taxes	22,910	21,823	5.0%	(1,143)	(806)	21,767	21,017	3.6%
Ground rent	7,525	7,567	(0.6)%	(2,901)	(2,939)	4,624	4,628	(0.1)%
Hotel manager transition costs	—	534	(100.0)%	—	—	—	534	(100.0)%
Other fixed expenses	6,130	5,811	5.5%	(440)	(892)	5,690	4,919	15.7%
Total hotel operating expenses	$324,420	$320,513	1.2%	$(33,028)	$(27,368)	$291,392	$293,145	(0.6)%

Market Capitalization as of June 30, 2016
(in thousands)
Enterprise Value

Common equity capitalization (at June 30, 2016 closing price of $9.03/share)	$1,823,898
Consolidated debt	925,294
Cash and cash equivalents	(166,548)
Total enterprise value	$2,582,644
Share Reconciliation

Common shares outstanding	200,889
Unvested restricted stock held by management and employees	685
Share grants under deferred compensation plan	408
Combined shares outstanding	201,982

Debt Summary as of June 30, 2016
(dollars in thousands)
Property	Interest Rate	Term	Outstanding Principal	Maturity
Marriott Salt Lake City Downtown	4.25%	Fixed	$59,234	November 2020
Westin Washington D.C. City Center	3.99%	Fixed	67,822	January 2023
The Lodge at Sonoma, a Renaissance Resort & Spa	3.96%	Fixed	29,242	April 2023
Westin San Diego	3.94%	Fixed	66,959	April 2023
Courtyard Manhattan / Midtown East	4.40%	Fixed	86,000	August 2024
Renaissance Worthington	3.66%	Fixed	85,000	May 2025
JW Marriott Denver at Cherry Creek	4.33%	Fixed	65,000	July 2025
Westin Boston Waterfront Hotel	4.36%	Fixed	203,115	November 2025
Lexington Hotel New York	LIBOR + 2.25(1)	Variable	170,368	October 2017 (2)
Debt issuance costs, net			(6,745)
Total mortgage debt, net of unamortized debt issuance costs			$825,995

Senior unsecured term loan	LIBOR + 1.45(3)	Variable	100,000	May 2021
Debt issuance costs, net			(701)
Senior unsecured term loan, net of unamortized debt issuance costs			$99,299

Senior unsecured credit facility	LIBOR + 1.50(4)	Variable	—	May 2020 (5)

Total debt, net of unamortized debt issuance costs			$925,294

Weighted-average interest rate of fixed rate debt	4.22%
Total weighted-average interest rate	3.71%

(1)	The interest rate as of June 30, 2016 was 2.71%.

(2)
May be extended for two additional one-year terms subject to the satisfaction of certain conditions, including a debt yield based on trailing 12-month hotel cash flows equal to or greater than 13%, and the payment of an extension fee. The debt yield as of June 30, 2016 was approximately 6.4%.

(3)	The interest rate as of June 30, 2016 was 1.90%.

(4)	The interest rate as of June 30, 2016 was 1.97%.

(5)	May be extended for an additional year upon the payment of applicable fees and the satisfaction of certain customary conditions.

Operating Statistics – Second Quarter
	ADR			Occupancy			RevPAR			Hotel Adjusted EBITDA Margin
	2Q 2016	2Q 2015	B/(W)	2Q 2016	2Q 2015	B/(W)	2Q 2016	2Q 2015	B/(W)	2Q 2016	2Q 2015	B/(W)
Atlanta Alpharetta Marriott	$171.07	$156.63	9.2%	77.6%	77.9%	(0.3)%	$132.78	$122.04	8.8%	35.89%	34.07%	182 bps
Bethesda Marriott Suites	$182.79	$182.77	—%	84.6%	77.4%	7.2%	$154.63	$141.45	9.3%	38.02%	36.40%	162 bps
Boston Westin	$264.70	$261.84	1.1%	87.1%	81.7%	5.4%	$230.60	$213.80	7.9%	38.18%	36.73%	145 bps
Hilton Boston Downtown	$308.62	$315.17	(2.1)%	93.9%	88.6%	5.3%	$289.82	$279.15	3.8%	46.20%	45.92%	28 bps
Hilton Burlington	$178.81	$163.37	9.5%	85.0%	84.7%	0.3%	$152.06	$138.40	9.9%	43.29%	41.88%	141 bps
Renaissance Charleston	$253.81	$248.37	2.2%	94.0%	95.2%	(1.2)%	$238.64	$236.43	0.9%	46.54%	42.90%	364 bps
Hilton Garden Inn Chelsea	$242.12	$245.59	(1.4)%	99.0%	96.7%	2.3%	$239.60	$237.51	0.9%	35.55%	34.39%	116 bps
Chicago Marriott	$243.58	$245.52	(0.8)%	83.3%	85.0%	(1.7)%	$202.88	$208.64	(2.8)%	38.66%	32.91%	575 bps
Chicago Gwen	$225.43	$245.09	(8.0)%	86.2%	83.3%	2.9%	$194.28	$204.18	(4.8)%	37.79%	37.65%	14 bps
Courtyard Denver Downtown	$211.62	$207.82	1.8%	84.6%	82.6%	2.0%	$178.98	$171.60	4.3%	52.39%	49.44%	295 bps
Courtyard Fifth Avenue	$270.48	$289.68	(6.6)%	92.3%	91.7%	0.6%	$249.74	$265.57	(6.0)%	25.45%	30.80%	-535 bps
Courtyard Midtown East	$272.85	$285.21	(4.3)%	95.0%	94.3%	0.7%	$259.21	$268.89	(3.6)%	35.43%	38.12%	-269 bps
Fort Lauderdale Westin	$190.41	$172.43	10.4%	93.6%	84.7%	8.9%	$178.22	$146.01	22.1%	38.47%	29.78%	869 bps
Frenchman's Reef	$233.85	$242.58	(3.6)%	87.2%	87.4%	(0.2)%	$204.03	$211.98	(3.8)%	23.19%	25.37%	-218 bps
JW Marriott Denver Cherry Creek	$277.31	$281.04	(1.3)%	81.4%	81.3%	0.1%	$225.81	$228.51	(1.2)%	38.66%	36.33%	233 bps
Inn at Key West	$189.50	$210.18	(9.8)%	85.7%	90.6%	(4.9)%	$162.37	$190.42	(14.7)%	45.26%	50.25%	-499 bps
Sheraton Suites Key West(1)	$239.78	$235.94	1.6%	90.8%	94.6%	(3.8)%	$217.77	$223.20	(2.4)%	43.13%	40.10%	303 bps
Lexington Hotel New York	$249.39	$265.83	(6.2)%	95.2%	95.3%	(0.1)%	$237.36	$253.42	(6.3)%	23.53%	37.55%	-1402 bps
Hilton Minneapolis(2)	$169.82	$157.18	8.0%	78.5%	83.9%	(5.4)%	$133.29	$131.82	1.1%	30.87%	27.94%	293 bps
Orlando Airport Marriott(3)	$110.43	$110.45	—%	81.2%	77.6%	3.6%	$89.63	$85.70	4.6%	24.93%	25.97%	-104 bps
Hotel Rex	$228.36	$226.42	0.9%	87.7%	90.0%	(2.3)%	$200.28	$203.76	(1.7)%	36.89%	37.19%	-30 bps
Salt Lake City Marriott	$152.89	$150.61	1.5%	74.0%	75.1%	(1.1)%	$113.09	$113.10	—%	35.33%	33.52%	181 bps
Shorebreak	$221.47	$227.09	(2.5)%	82.7%	81.5%	1.2%	$183.09	$185.07	(1.1)%	33.80%	32.74%	106 bps
The Lodge at Sonoma	$312.21	$286.72	8.9%	82.5%	84.0%	(1.5)%	$257.49	$240.84	6.9%	32.57%	34.27%	-170 bps
Hilton Garden Inn Times Square Central	$259.62	$277.41	(6.4)%	97.2%	98.5%	(1.3)%	$252.33	$273.37	(7.7)%	35.92%	49.34%	-1342 bps
Vail Marriott	$160.01	$161.62	(1.0)%	53.9%	52.4%	1.5%	$86.21	$84.68	1.8%	1.24%	8.31%	-707 bps
Westin San Diego	$187.94	$185.89	1.1%	84.5%	86.4%	(1.9)%	$158.73	$160.61	(1.2)%	35.51%	32.99%	252 bps
Westin Washington D.C. City Center	$259.45	$248.34	4.5%	91.1%	90.4%	0.7%	$236.31	$224.44	5.3%	45.77%	43.27%	250 bps
Renaissance Worthington	$184.87	$184.68	0.1%	75.4%	71.2%	4.2%	$139.31	$131.57	5.9%	39.67%	37.53%	214 bps
Total	$223.35	$223.50	(0.1)%	84.9%	84.2%	0.7%	$189.71	$188.08	0.9%	35.34%	35.09%	25 bps
Comparable Total(4)	$231.31	$232.75	(0.6)%	85.4%	84.2%	1.2%	$197.52	$195.98	0.8%	35.85%	35.74%	11 bps

_______________________________________________________________

(1)	The hotel was acquired on June 30, 2015. The 2015 amounts include pre-acquisition operating results in order to reflect the period in 2015 comparable to our ownership period in 2016.

(2)	The hotel was sold on June 30, 2016. The 2015 operating results reflect the period in 2015 comparable to our ownership period in 2016.

(3)	The hotel was sold on June 8, 2016. The 2015 operating results reflect the period in 2015 comparable to our ownership period in 2016.

(4)	Excludes the three hotels sold in 2016: Orlando Airport Marriott, Hilton Minneapolis and Hilton Garden Inn Chelsea.

Operating Statistics – Year to Date
	ADR			Occupancy			RevPAR			Hotel Adjusted EBITDA Margin
	YTD 2016	YTD 2015	B/(W)	YTD 2016	YTD 2015	B/(W)	YTD 2016	YTD 2015	B/(W)	YTD 2016	YTD 2015	B/(W)
Atlanta Alpharetta Marriott	$177.54	$165.05	7.6%	73.3%	73.1%	0.2%	$130.08	$120.68	7.8%	35.76%	35.10%	66 bps
Bethesda Marriott Suites	$173.45	$177.33	(2.2)%	72.6%	67.1%	5.5%	$125.94	$118.95	5.9%	30.34%	29.62%	72 bps
Boston Westin	$236.15	$234.85	0.6%	79.2%	77.3%	1.9%	$186.97	$181.44	3.0%	30.59%	29.63%	96 bps
Hilton Boston Downtown	$262.60	$270.15	(2.8)%	85.3%	79.1%	6.2%	$224.09	$213.69	4.9%	37.82%	35.42%	240 bps
Hilton Burlington	$155.50	$149.26	4.2%	76.5%	73.9%	2.6%	$118.98	$110.35	7.8%	35.46%	34.03%	143 bps
Renaissance Charleston	$229.83	$225.84	1.8%	90.2%	91.3%	(1.1)%	$207.31	$206.24	0.5%	40.85%	37.35%	350 bps
Hilton Garden Inn Chelsea	$203.43	$205.98	(1.2)%	98.0%	92.2%	5.8%	$199.35	$190.00	4.9%	26.57%	25.14%	143 bps
Chicago Marriott	$217.00	$213.90	1.4%	61.8%	71.1%	(9.3)%	$134.20	$152.18	(11.8)%	21.69%	20.71%	98 bps
Chicago Gwen	$199.94	$213.82	(6.5)%	70.7%	73.4%	(2.7)%	$141.32	$156.92	(9.9)%	23.59%	23.67%	-8 bps
Courtyard Denver Downtown	$199.18	$198.69	0.2%	80.2%	78.8%	1.4%	$159.68	$156.66	1.9%	47.51%	46.40%	111 bps
Courtyard Fifth Avenue	$240.81	$252.85	(4.8)%	85.3%	87.8%	(2.5)%	$205.39	$221.92	(7.4)%	13.74%	18.63%	-489 bps
Courtyard Midtown East	$240.70	$249.30	(3.4)%	90.2%	89.7%	0.5%	$217.20	$223.70	(2.9)%	25.26%	27.59%	-233 bps
Fort Lauderdale Westin	$222.00	$202.13	9.8%	95.6%	90.7%	4.9%	$212.23	$183.39	15.7%	43.64%	36.66%	698 bps
Frenchman's Reef	$285.65	$287.65	(0.7)%	87.5%	88.5%	(1.0)%	$250.05	$254.47	(1.7)%	30.76%	29.94%	82 bps
JW Marriott Denver Cherry Creek	$267.08	$271.46	(1.6)%	79.2%	77.5%	1.7%	$211.54	$210.50	0.5%	35.08%	32.20%	288 bps
Inn at Key West	$227.04	$247.13	(8.1)%	91.1%	92.4%	(1.3)%	$206.82	$228.44	(9.5)%	50.00%	57.33%	-733 bps
Sheraton Suites Key West(1)	$278.09	$273.42	1.7%	93.1%	96.7%	(3.6)%	$259.04	$264.30	(2.0)%	48.10%	45.93%	217 bps
Lexington Hotel New York	$219.60	$224.30	(2.1)%	88.1%	92.2%	(4.1)%	$193.42	$206.81	(6.5)%	11.17%	24.86%	-1369 bps
Hilton Minneapolis(2)	$149.38	$141.74	5.4%	69.8%	75.2%	(5.4)%	$104.32	$106.58	(2.1)%	19.91%	19.54%	37 bps
Orlando Airport Marriott(3)	$129.43	$128.65	0.6%	86.8%	84.6%	2.2%	$112.29	$108.79	3.2%	35.81%	35.31%	50 bps
Hotel Rex	$239.01	$226.91	5.3%	83.4%	84.1%	(0.7)%	$199.43	$190.82	4.5%	36.02%	33.65%	237 bps
Salt Lake City Marriott	$158.77	$154.92	2.5%	69.8%	74.2%	(4.4)%	$110.79	$114.92	(3.6)%	34.78%	34.07%	71 bps
Shorebreak(4)	$218.53	$216.55	0.9%	79.1%	80.3%	(1.2)%	$172.92	$173.95	(0.6)%	29.77%	27.38%	239 bps
The Lodge at Sonoma	$271.24	$253.07	7.2%	78.0%	79.4%	(1.4)%	$211.57	$200.87	5.3%	26.70%	25.60%	110 bps
Hilton Garden Inn Times Square Central	$221.61	$230.42	(3.8)%	95.6%	96.4%	(0.8)%	$211.80	$222.03	(4.6)%	26.95%	43.78%	-1683 bps
Vail Marriott	$317.45	$307.06	3.4%	71.6%	71.8%	(0.2)%	$227.15	$220.58	3.0%	41.35%	40.77%	58 bps
Westin San Diego	$187.57	$186.76	0.4%	84.1%	83.8%	0.3%	$157.72	$156.55	0.7%	37.62%	34.24%	338 bps
Westin Washington D.C. City Center	$235.06	$230.00	2.2%	85.7%	81.6%	4.1%	$201.41	$187.68	7.3%	40.49%	36.42%	407 bps
Renaissance Worthington	$183.79	$184.05	(0.1)%	71.2%	72.9%	(1.7)%	$130.88	$134.25	(2.5)%	37.10%	37.99%	-89 bps
Total	$214.82	$212.97	0.9%	79.2%	80.3%	(1.1)%	$170.05	$171.00	(0.6)%	31.29%	31.03%	26 bps
Comparable Total(5)	$224.26	$222.90	0.6%	79.3%	80.3%	(1.0)%	$177.81	$179.05	(0.7)%	31.88%	31.64%	24 bps

_______________________________________________________________

(1)	The hotel was acquired on June 30, 2015. The 2015 amounts include pre-acquisition operating results in order to reflect the period in 2015 comparable to our ownership period in 2016.

(2)	The hotel was sold on June 30, 2016. The 2015 operating results reflect the period in 2015 comparable to our ownership period in 2016.

(3)	The hotel was sold on June 8, 2016. The 2015 operating results reflect the period in 2015 comparable to our ownership period in 2016.

(4)	The hotel was acquired on February 6, 2015. The 2015 amounts include pre-acquisition operating results in order to reflect the period in 2015 comparable to our ownership period in 2016.

(5)	Excludes the three hotels sold in 2016: Orlando Airport Marriott, Hilton Minneapolis and Hilton Garden Inn Chelsea.

Hotel Adjusted EBITDA Reconciliation
	Second Quarter 2016
			Plus:	Plus:	Plus:	Equals:
	Total Revenues	Net Income / (Loss)	Depreciation	Interest Expense	Adjustments (1)	Hotel Adjusted EBITDA
Atlanta Alpharetta Marriott	$5,274	$1,533	$360	$—	$—	$1,893
Bethesda Marriott Suites	$5,031	$24	$356	$—	$1,533	$1,913
Boston Westin	$29,014	$6,655	$2,199	$2,283	$(60)	$11,077
Hilton Boston Downtown	$11,314	$4,032	$1,195	$—	$—	$5,227
Hilton Burlington	$4,756	$1,583	$476	$—	$—	$2,059
Renaissance Charleston	$3,971	$1,631	$249	$—	$(32)	$1,848
Hilton Garden Inn Chelsea	$3,747	$1,092	$240	$—	$—	$1,332
Chicago Marriott	$31,358	$9,018	$3,475	$28	$(397)	$12,124
Chicago Gwen	$7,045	$1,961	$701	$—	$—	$2,662
Courtyard Denver Downtown	$3,050	$1,312	$286	$—	$—	$1,598
Courtyard Fifth Avenue	$4,374	$222	$448	$391	$52	$1,113
Courtyard Midtown East	$7,872	$1,112	$669	$1,008	$—	$2,789
Fort Lauderdale Westin	$12,255	$3,546	$1,169	$—	$—	$4,715
Frenchman's Reef	$16,963	$2,330	$1,604	$—	$—	$3,934
JW Marriott Denver Cherry Creek	$6,523	$1,288	$515	$719	$—	$2,522
Inn at Key West	$2,026	$733	$184	$—	$—	$917
Sheraton Suites Key West	$4,653	$1,493	$514	$—	$—	$2,007
Lexington Hotel New York	$16,372	$(892)	$3,405	$1,331	$8	$3,852
Minneapolis Hilton	$15,370	$2,283	$1,455	$1,246	$(240)	$4,744
Orlando Airport Marriott	$5,047	$1,258	$—	$—	$—	$1,258
Hotel Rex	$1,930	$568	$144	$—	$—	$712
Salt Lake City Marriott	$7,190	$1,364	$517	$659	$—	$2,540
Shorebreak	$3,612	$864	$372	$—	$(15)	$1,221
The Lodge at Sonoma	$6,863	$1,570	$366	$299	$—	$2,235
Hilton Garden Inn Times Square Central	$6,582	$1,587	$777	$—	$—	$2,364
Vail Marriott	$4,847	$(416)	$476	$—	$—	$60
Westin San Diego	$8,557	$1,329	$1,034	$676	$—	$3,039
Westin Washington D.C. City Center	$10,618	$2,903	$1,233	$724	$—	$4,860
Renaissance Worthington	$10,450	$2,750	$585	$808	$2	$4,145
Total	$256,664	$54,733	$25,004	$10,172	$851	$90,696
Less: Sold Hotels(2)	$(24,164)	$(4,633)	$(1,695)	$(1,246)	$240	$(7,334)
Comparable Total	$232,500	$50,100	$23,309	$8,926	$1,091	$83,362
__________________________________________________

(1)	Includes non-cash expenses incurred by the hotels due to the straight lining of the rent from ground lease obligations and the non-cash amortization favorable and unfavorable contract liabilities.

(2)	Amounts represent the operating results of the Orlando Airport Marriott, Minneapolis Hilton and Hilton Garden Inn Chelsea.

Hotel Adjusted EBITDA Reconciliation
	Second Quarter 2015
			Plus:	Plus:	Plus:	Equals:
	Total Revenues	Net Income / (Loss)	Depreciation	Interest Expense	Adjustments (1)	Hotel Adjusted EBITDA
Atlanta Alpharetta Marriott	$4,799	$1,254	$381	$—	$—	$1,635
Bethesda Marriott Suites	$4,656	$(213)	$367	$—	$1,541	$1,695
Boston Westin	$26,231	$7,422	$2,210	$—	$3	$9,635
Hilton Boston Downtown	$10,493	$3,624	$1,152	$—	$42	$4,818
Hilton Burlington	$4,308	$1,327	$454	$—	$23	$1,804
Renaissance Charleston	$4,026	$1,366	$393	$—	$(32)	$1,727
Hilton Garden Inn Chelsea	$3,740	$924	$362	$—	$—	$1,286
Chicago Marriott	$32,040	$5,278	$2,545	$3,119	$(397)	$10,545
Chicago Gwen	$8,039	$2,289	$738	$—	$—	$3,027
Courtyard Denver Downtown	$2,951	$1,174	$285	$—	$—	$1,459
Courtyard Fifth Avenue	$4,507	$60	$448	$828	$52	$1,388
Courtyard Midtown East	$8,041	$1,373	$684	$1,008	$—	$3,065
Fort Lauderdale Westin	$10,560	$2,016	$1,129	$—	$—	$3,145
Frenchman's Reef	$17,234	$2,390	$1,608	$374	$—	$4,372
JW Marriott Denver Cherry Creek	$6,630	$1,332	$523	$554	$—	$2,409
Inn at Key West	$2,177	$920	$174	$—	$—	$1,094
Sheraton Suites Key West	$111	$28	$—	$—	$—	$28
Lexington Hotel New York	$17,936	$2,080	$3,356	$1,293	$6	$6,735
Minneapolis Hilton	$14,838	$705	$2,357	$1,291	$(202)	$4,151
Orlando Airport Marriott	$6,032	$110	$577	$801	$—	$1,488
Hotel Rex	$1,952	$584	$142	$—	$—	$726
Salt Lake City Marriott	$7,208	$983	$758	$675	$—	$2,416
Shorebreak	$3,696	$624	$522	$—	$64	$1,210
The Lodge at Sonoma	$6,901	$1,684	$377	$304	$—	$2,365
Hilton Garden Inn Times Square Central	$7,124	$2,827	$777	$—	$(89)	$3,515
Vail Marriott	$4,679	$(108)	$497	$—	$—	$389
Westin San Diego	$8,520	$1,058	$1,018	$689	$46	$2,811
Westin Washington D.C. City Center	$9,925	$2,288	$1,157	$743	$107	$4,295
Renaissance Worthington	$10,447	$2,559	$585	$775	$2	$3,921
Total	$249,801	$47,958	$25,576	$12,454	$1,166	$87,175
Add: Prior Ownership Results(2)	$4,455	$1,309	$513	$—	$—	$1,822
Less: Sold Hotels(3)	$(24,610)	$(1,739)	$(3,296)	$(2,092)	$202	$(6,925)
Comparable Total	$229,646	$47,528	$22,793	$10,362	$1,368	$82,072

__________________________________________________

(1)
Includes non-cash expenses incurred by the hotels due to the straight lining of the rent from ground lease obligations, the non-cash amortization favorable and unfavorable contract liabilities and hotel manger transition costs.

(2)
Amounts represent the pre-acquisition operating results of the the Sheraton Suites Key West for the period from April 1, 2015 to June 29, 2015. The pre-acquisition operating results were obtained from the respective sellers of the hotels during the acquisition due diligence process. We have made no adjustments to the amounts provided to us by the respective sellers. The pre-acquisition operating results were not audited or reviewed by the Company's independent auditors.

(3)	Amounts represent the operating results of the Orlando Airport Marriott, Minneapolis Hilton and Hilton Garden Inn Chelsea.

Hotel Adjusted EBITDA Reconciliation
	Year to Date 2016
			Plus:	Plus:	Plus:	Equals:
	Total Revenues	Net Income / (Loss)	Depreciation	Interest Expense	Adjustments (1)	Hotel Adjusted EBITDA
Atlanta Alpharetta Marriott	$10,491	$3,034	$718	$—	$—	$3,752
Bethesda Marriott Suites	$8,341	$(1,247)	$713	$—	$3,065	$2,531
Boston Westin	$47,338	$5,626	$4,402	$4,574	$(120)	$14,482
Hilton Boston Downtown	$17,902	$4,339	$2,424	$—	$8	$6,771
Hilton Burlington	$7,553	$1,735	$943	$—	$—	$2,678
Renaissance Charleston	$7,070	$2,451	$500	$—	$(63)	$2,888
Hilton Garden Inn Chelsea	$6,260	$1,062	$601	$—	$—	$1,663
Chicago Marriott	$43,734	$3,421	$6,416	$444	$(795)	$9,486
Chicago Gwen	$10,202	$1,048	$1,359	$—	$—	$2,407
Courtyard Denver Downtown	$5,504	$2,043	$572	$—	$—	$2,615
Courtyard Fifth Avenue	$7,207	$(1,214)	$889	$1,212	$103	$990
Courtyard Midtown East	$13,121	$(42)	$1,341	$2,016	$—	$3,315
Fort Lauderdale Westin	$27,999	$9,882	$2,337	$—	$—	$12,219
Frenchman's Reef	$38,722	$8,694	$3,217	$—	$—	$11,911
JW Marriott Denver Cherry Creek	$12,431	$1,883	$1,040	$1,438	$—	$4,361
Inn at Key West	$4,844	$2,059	$363	$—	$—	$2,422
Sheraton Suites Key West	$10,618	$4,079	$1,028	$—	$—	$5,107
Lexington Hotel New York	$26,792	$(6,464)	$6,772	$2,670	$15	$2,993
Minneapolis Hilton	$24,788	$(13)	$2,917	$2,514	$(482)	$4,936
Orlando Airport Marriott	$14,116	$4,482	$573	$—	$—	$5,055
Hotel Rex	$3,889	$1,115	$286	$—	$—	$1,401
Salt Lake City Marriott	$14,403	$2,626	$1,062	$1,322	$—	$5,010
Shorebreak	$6,926	$1,344	$747	$—	$(29)	$2,062
The Lodge at Sonoma	$12,338	$1,962	$733	$599	$—	$3,294
Hilton Garden Inn Times Square Central	$11,083	$1,433	$1,554	$—	$—	$2,987
Vail Marriott	$20,262	$7,423	$956	$—	$—	$8,379
Westin San Diego	$17,677	$3,236	$2,060	$1,354	$—	$6,650
Westin Washington D.C. City Center	$18,305	$3,507	$2,452	$1,453	$—	$7,412
Renaissance Worthington	$19,782	$4,567	$1,153	$1,615	$4	$7,339
Total	$469,698	$74,071	$50,128	$21,211	$1,706	$146,984
Less: Sold Hotels(2)	$(45,164)	$(5,531)	$(4,091)	$(2,514)	$482	$(11,654)
Comparable Total	$424,534	$68,540	$46,037	$18,697	$2,188	$135,330
__________________________________________________

(1)	Includes non-cash expenses incurred by the hotels due to the straight lining of the rent from ground lease obligations and the non-cash amortization favorable and unfavorable contract liabilities.

(2)	Amounts represent the operating results of the Orlando Airport Marriott, Minneapolis Hilton and Hilton Garden Inn Chelsea.

Hotel Adjusted EBITDA Reconciliation
	Year to Date 2015
			Plus:	Plus:	Plus:	Equals:
	Total Revenues	Net Income / (Loss)	Depreciation	Interest Expense	Adjustments (1)	Hotel Adjusted EBITDA
Atlanta Alpharetta Marriott	$9,663	$2,618	$774	$—	$—	$3,392
Bethesda Marriott Suites	$7,981	$(1,474)	$755	$—	$3,083	$2,364
Boston Westin	$46,325	$9,268	$4,456	$—	$4	$13,728
Hilton Boston Downtown	$15,753	$3,259	$2,237	$—	$84	$5,580
Hilton Burlington	$6,938	$1,410	$906	$—	$45	$2,361
Renaissance Charleston	$7,176	$1,959	$784	$—	$(63)	$2,680
Hilton Garden Inn Chelsea	$5,995	$783	$724	$—	$—	$1,507
Chicago Marriott	$48,139	$401	$4,108	$6,255	$(795)	$9,969
Chicago Gwen	$12,097	$1,257	$1,606	$—	$—	$2,863
Courtyard Denver Downtown	$5,379	$1,929	$567	$—	$—	$2,496
Courtyard Fifth Avenue	$7,500	$(1,252)	$897	$1,649	$103	$1,397
Courtyard Midtown East	$13,343	$306	$1,369	$2,006	$—	$3,681
Fort Lauderdale Westin	$25,715	$7,020	$2,256	$—	$151	$9,427
Frenchman's Reef	$38,304	$7,126	$3,178	$1,164	$—	$11,468
JW Marriott Denver Cherry Creek	$12,268	$1,786	$1,052	$1,112	$—	$3,950
Inn at Key West	$5,036	$2,541	$346	$—	$—	$2,887
Sheraton Suites Key West (2)	$111	$26	$—	$—	$—	$26
Lexington Hotel New York	$29,259	$(2,111)	$6,685	$2,663	$37	$7,274
Minneapolis Hilton	$24,607	$(2,048)	$4,703	$2,576	$(404)	$4,827
Orlando Airport Marriott	$14,713	$2,257	$1,138	$1,597	$—	$4,992
Hotel Rex	$3,667	$950	$284	$—	$—	$1,234
Salt Lake City Marriott	$14,643	$2,148	$1,495	$1,346	$—	$4,989
Shorebreak (2)	$5,690	$741	$756	$—	$370	$1,867
The Lodge at Sonoma	$12,354	$1,803	$753	$607	$—	$3,163
Hilton Garden Inn Times Square Central	$11,556	$3,595	$1,554	$—	$(90)	$5,059
Vail Marriott	$19,260	$6,871	$982	$—	$—	$7,853
Westin San Diego	$17,569	$2,518	$2,033	$1,373	$91	$6,015
Westin Washington D.C. City Center	$16,776	$2,125	$2,347	$1,483	$155	$6,110
Renaissance Worthington	$20,872	$5,266	$1,165	$1,495	$4	$7,930
Total	$458,689	$63,078	$49,910	$25,326	$2,775	$140,970
Add: Prior Ownership Results(2)	$11,537	$3,760	$1,026	$—	$(7)	$4,779
Less: Sold Hotels(3)	$(45,315)	$(992)	$(6,565)	$(4,173)	$404	$(11,326)
Comparable Total	$424,911	$65,846	$44,371	$21,153	$3,172	$134,423

__________________________________________________

(1)
Includes non-cash expenses incurred by the hotels due to the straight lining of the rent from ground lease obligations, the non-cash amortization favorable and unfavorable contract liabilities and manager transition costs.

(2)
Amounts represent the pre-acquisition operating results of the the Sheraton Suites Key West for the period from April 1, 2015 to June 29, 2015. The pre-acquisition operating results were obtained from the respective sellers of the hotels during the acquisition due diligence process. We have made no adjustments to the amounts provided to us by the respective sellers. The pre-acquisition operating results were not audited or reviewed by the Company's independent auditors.

(3)	Amounts represent the operating results of the Orlando Airport Marriott, Minneapolis Hilton and Hilton Garden Inn Chelsea.